UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      January 5, 2010

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code             (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

(a)                                  On January 5, 2010, Cephalon, Inc. (“Cephalon”) filed a lawsuit in U.S. District Court in Delaware against Watson Pharmaceuticals, Inc., Watson Laboratories, Inc. and Watson Pharma, Inc. (collectively, “Watson”) for infringement of U.S. Patent No. 7,132,570 for the Cephalon product NUVIGIL® (armodafinil) Tablets [C-IV].  The lawsuit is based upon an Abbreviated New Drug Application (“ANDA”) filed by Watson seeking approval from the U.S. Food and Drug Administration (“FDA”) for a generic equivalent of armodafinil to be sold in the United States.

The filing of this lawsuit is provided for by the Hatch-Waxman Act, a federal statute governing certain aspects of generic drug approvals.  Under that statute, the filing of the lawsuit stays any FDA approval of the Watson ANDA until the earlier of entry of a district court judgment in favor of Watson or 30 months from Cephalon’s November 2009 receipt of a Paragraph IV certification letter from Watson.

(b)                                 On January 6, 2010 (the “Notice Date”), Cephalon received a Paragraph IV certification notice letter (the “Notice Letter”) regarding an ANDA submitted to the FDA by Sandoz Inc. (“Sandoz”) requesting approval to market and sell a generic version of Cephalon’s FENTORA® (fentanyl buccal tablet) [C-II] product.

In its Notice Letter, Sandoz alleges that U.S. Patent Nos. 6,200,604 and 6,974,590 (collectively, the “Patents”), which cover methods of use for FENTORA, are invalid, unenforceable and/or will not be infringed by Sandoz’s manufacture, use or sale of the product described in its ANDA.  The Patents expire in 2019.

Cephalon is currently reviewing the Notice Letter.  By statute, if Cephalon initiates a patent infringement lawsuit against Sandoz within 45 days of the Notice Date, then the FDA would be automatically precluded from approving Sandoz’s ANDA until the earlier of entry of a district court decision finding the Patents invalid or not infringed or 30 months from the Notice Date.

As previously disclosed in Cephalon’s Current Reports on Form 8-K filed June 3, 2008 and July 24, 2008, Cephalon and its wholly-owned subsidiary CIMA LABS INC. filed lawsuits in U.S. District Court in Delaware against (i) Watson Pharmaceuticals, Inc. and Watson Laboratories, Inc. and (ii) Barr Pharmaceuticals, Inc. and Barr Laboratories, Inc. (collectively, “Barr”), for infringement of the Patents. The lawsuits stem from ANDAs filed by Watson and Barr, each of which requested FDA approval to market and sell a generic version of FENTORA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: January 7, 2010	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Executive Vice President, Chief Financial Officer